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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): January 6, 2004

                           DVI Receivables Corp. VIII
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                333-81454                  25-1824148
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    (State or Other             (Commission               (IRS Employer
Jurisdiction of Formation)      File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events and Required FD Disclosure

On January 6, 2004, DVI Financial Services Inc., as servicer ("DVIFS" or the "Servicer"), announced that it reached an agreement (the "Settlement Agreement"), attached hereto as Exhibit 99.1, to settle outstanding issues and claims, amend certain provisions of the governing documents and transfer servicing to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services ("USBPS"), in each case with respect to the securitization notes issued by DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C. and DVI Receivables XIX, L.L.C. (collectively, the "Securitizations"). Parties to the Settlement Agreement include DVIFS, USBPS, U.S. Bank National Association (the "Trustee"), and the Ad Hoc Committee of Securitization Noteholders (the "Ad Hoc Committee").

On January 6, 2004, DVIFS filed a motion seeking the approval of the Settlement Agreement by the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). No assurance can be given that the Bankruptcy Court will ultimately approve the Settlement Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Exhibits

                99.1  - Settlement Agreement by and between DVI Financial
                        Services Inc., DVI, Inc., DVI Business Credit Corporation, U.S. Bank National Association, as Trustee, the Ad Hoc Committee of Securitization Noteholders, Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services and the other parties named therein.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the Company's expectations regarding the approval of the Settlement Agreement and the transfer of servicing rights thereunder. These statements may be identified by their use of words, such as "anticipate," "estimate," "should," "expect," "guidance," "project," "intend," "plan," "believe," "seek" and other words and terms of similar meaning, in connection with any discussion of the Settlement Agreement. Factors that could affect the Company's forward-looking statements include, among other things: risks associated with the bankruptcy process and risks associated with obtaining bankruptcy court approval of the Settlement Agreement.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVI RECEIVABLES CORP. VIII

                                                 By:  /s/ John P. Boyle
                                                      --------------------------
                                                        John P. Boyle
                                                        Vice President &
                                                        Chief Executive Officer

Dated: January 6, 2004